United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 1, 2021
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated April 29, 2021 (as amended, the “Merger Agreement”), by and among Realty Income Corporation (“Realty Income”), Rams MD Subsidiary I, Inc. (“Merger Sub 1”), Rams Acquisition Sub II, LLC (“Merger Sub 2”), VEREIT, Inc. (“VEREIT”) and VEREIT Operating Partnership, L.P. (“VEREIT OP”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, (i) Merger Sub 2 has merged with and into VEREIT OP, with VEREIT OP continuing as the surviving entity, and (ii) immediately thereafter, VEREIT merged with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving corporation as a wholly owned subsidiary of Realty Income (together, the “Mergers” and the effective time of the Mergers, the “Effective Time”).

Item 1.01.	Entry into a Material Definitive Agreement

On November 1, 2021, Merger Sub 1, VEREIT OP, VEREIT and U.S. Bank National Association, as trustee (the “Trustee”), entered into a second supplemental indenture (the “Second Supplemental Indenture”) to the indenture, dated as of February 6, 2014, by and among VEREIT OP, VEREIT, as a guarantor and the Trustee (the “Base Indenture” and, as amended and supplemented to date, including by the First Supplemental Indenture and the VEREIT Officers’ Certificates (as defined below), the “Indenture”), as amended and supplemented by (i) the first supplemental indenture, dated as of February 9, 2015, by and among VEREIT OP, VEREIT and the Trustee (the “First Supplemental Indenture”) and (ii) related officers’ certificates, dated as of (A) February 6, 2014, in the case of the 4.600% Notes due 2024, (B) June 2, 2016, in the case of the 4.875% Notes due 2026, (C) August 11, 2017, in the case of the 3.950% Notes due 2027, (D) October 16, 2018, in the case of the 4.625% Notes due 2025, (E) December 4, 2019, in the case of the 3.100% Notes due 2029, (F) June 29, 2020, in the case of the 3.400% Notes due 2028 and (G) November 17, 2020, in the case of the 2.200% Notes due 2028 and the 2.850% Notes due 2032 (collectively, the “VEREIT Officers’ Certificates” and each series of notes set forth above, the “VEREIT Notes”). As of the date hereof, there was $4,650,000,000 aggregate principal amount of outstanding VEREIT Notes. The description of the Indenture and the Second Supplemental Indenture in this report does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, the First Supplemental Indenture, the VEREIT Officers’ Certificates and the Second Supplemental Indenture, which is included as Exhibits 4.1 through 4.10 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to the Second Supplemental Indenture, Merger Sub 1 will expressly assume payment of the principal of and interest on each series of the VEREIT Notes and the due and punctual performance and observance of all of the covenants and conditions in the Indenture.

On October 8, 2021, Realty Income commenced offers to exchange (the “exchange offers”) all validly tendered and accepted VEREIT Notes, for notes to be issued by Realty Income (collectively the “Realty Notes”). Each Realty Note will have the same maturity date, accrue interest at the same annual interest rate, have the same interest payment dates, and substantially the same redemption terms as the VEREIT Note for which it is exchanged. A Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of the Realty Notes was filed with the Securities and Exchange Commission ("SEC") on October 8, 2021 and was declared effective by the SEC on October 22, 2021.

In connection with the exchange offers, Realty Income is also soliciting consents (the “consent solicitations”) from holders of the VEREIT Notes to amend (the "Proposed Amendments") the Indenture to, among other things, eliminate substantially all of the restrictive covenants in the Indenture. Subject to receipt of the requisite valid consents at the Expiration Date (as hereinafter defined), VEREIT OP, VEREIT and the Trustee expect to enter into the third supplemental indenture to the Base Indenture (the “Third Supplemental Indenture”) immediately following the Expiration Date, to effect the Proposed Amendments.

The exchange offers and consent solicitations will expire at 11:59 p.m., New York City time on November 5, 2021 (the “Expiration Date”), unless extended or terminated. As of 5:00 p.m., New York City time on October 22, 2021, the early consent date applicable to the exchange offers, Realty Income had already received valid consents to the Proposed Amendments from the holders of at least a majority of the outstanding aggregate principal amount of each series of the VEREIT Notes, each voting as separate series.

The consummation of the exchange offers and consent solicitations is subject to, and conditional upon, the satisfaction or waiver of the conditions set forth in the Registration Statement, including, among other things, the receipt of valid consents at the Expiration Date, to the Proposed Amendments from the holders of at least a majority of the outstanding aggregate principal amount of each series of the VEREIT Notes.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On November 1, 2021, the Mergers were consummated. Pursuant to the Merger Agreement, at the Effective Time, (i) each outstanding share of VEREIT common stock, par value $0.01 per share (“VEREIT Common Stock”), and (ii) each outstanding common partnership unit of VEREIT OP (other than those held by VEREIT, Realty Income or any of their respective affiliates) (the “VEREIT OP Common Units”) was converted into 0.705 shares of Realty Income common stock, par value $0.01 per share (the “Realty Income Common Stock”). Cash will be paid in lieu of fractional shares of Realty Income Common Stock.

In addition, pursuant to the terms and subject to the conditions of the Merger Agreement, as of the Effective Time, each outstanding VEREIT equity-based award was treated as follows: (i) each VEREIT stock option that was outstanding and unexercised as of immediately prior to the Effective Time was converted into a Realty Income stock option to purchase a number of shares of Realty Income Common Stock (rounded down to the nearest whole number of shares) equal to the product obtained by multiplying the number of shares of VEREIT Common Stock subject to such VEREIT stock option by 0.705 (the “Exchange Ratio”), at an exercise price per share of Realty Income Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing the exercise price per share of VEREIT Common Stock of such VEREIT stock option by the Exchange Ratio; (ii) each award of VEREIT restricted stock units that was outstanding as of immediately prior to the Effective Time was converted into a Realty Income restricted stock unit award with respect to a number of whole shares of Realty Income Common Stock (rounded up to the nearest whole number of shares) equal to the product obtained by multiplying (A) (1) for time-based restricted stock units, the number of shares of VEREIT Common Stock subject to such restricted stock unit award as of immediately prior to the Effective Time or (2) for performance-based restricted stock units, the number of shares of VEREIT Common Stock subject to such performance-based restricted stock unit award determined based on actual level of achievement of the applicable performance goals as of immediately prior to the Effective Time (in accordance with the applicable award agreement and the terms of the Merger Agreement) by (B) the Exchange Ratio, and was credited with a dividend equivalent balance that is equal to the dividend equivalent balance credited on the corresponding VEREIT restricted stock units as of immediately prior to the Effective Time; and (iii) each VEREIT deferred stock unit award that was outstanding as of immediately prior to the Effective Time was generally converted into the right to receive the number of shares of Realty Income Common Stock equal to the product obtained by multiplying the Exchange Ratio by the number of shares underlying such award. Each converted award continues to be subject to the same vesting and other terms and conditions as applied to the corresponding VEREIT award as of immediately prior to the Effective Time, except that Realty Income restricted stock units resulting from the conversion of performance-based VEREIT restricted stock units are subject to the time-vesting conditions applicable to the performance-based VEREIT restricted stock units, but are no longer subject to performance-vesting conditions.

As a result of the Mergers, former VEREIT common stockholders and former VEREIT OP common unitholders, together, received approximately 161.6 million shares of Realty Income Common Stock for their shares of VEREIT Common Stock or VEREIT OP Common Units, as applicable. In addition, Realty Income reserved for issuance 1.7 million additional shares of Realty Income Common Stock in connection with the conversion of VEREIT’s outstanding equity awards into awards with respect to Realty Income Common Stock.

The description of the Merger Agreement contained in this Item 2.01 (including the description in the immediately preceding paragraph) does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement (including the amendment thereto), which was filed as Exhibit 2.1 to Realty Income’s Current Report on Form 8-K, filed on April 30, 2021, the terms of which are incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 relating to entry into the Second Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Realty Income Directors

On November 1, 2021, immediately following the Effective Time, and pursuant to the terms of the Merger Agreement, the Board of Directors of Realty Income (the “Board”) increased the total number of directors from 10 to 12 and appointed each of Priscilla Almodovar and Mary Hogan Preusse to serve as directors on the Board until Realty Income’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified. Ms. Almodovar and Ms. Preusse served as directors of VEREIT from February 2021 and February 2017, respectively. Ms. Preusse was also a member of VEREIT’s Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that each of Ms. Almodovar and Ms. Preusse are independent under the applicable NYSE rules. Ms. Almodovar is expected to be named to serve on the Audit Committee of Realty Income’s Board. Ms. Preusse is expected to be named to serve on the Compensation Committee of Realty Income’s Board.

Pursuant to the Realty Income Corporation 2021 Incentive Award Plan (the “Incentive Award Plan”), as of the date of their respective appointments to the Board each of Ms. Almodovar and Ms. Preusse was granted an award of 4,000 shares of restricted Realty Income Common Stock, which will vest as to one-third of the restricted shares on each of the first three anniversaries of the applicable grant date, subject to Ms. Almodovar’ or Ms. Preusse’s, as applicable, continued service on the Board. In addition, Ms. Almodovar and Ms. Preusse will each be eligible to receive an annual equity award of 4,000 shares of restricted Realty Income Common Stock, at each Annual Meeting of Stockholders following their appointment to the Board, provided, in each case, that they continue to serve on the Board as of the date of such meeting (each an “annual equity award”). Annual equity awards will be subject to vesting based on the applicable director’s years of service on the Board in accordance with the Incentive Award Plan. Ms. Almodovar and Ms. Preusse will each also receive an annual fee of $65,000 for serving on the Board.

There are no arrangements or understandings between either Ms. Almodovar or Ms. Preusse, on one hand, and any other person on the other hand, pursuant to which either Ms. Almodovar or Ms. Preusse was selected as a director. There are no transactions in which Ms. Almodovar or Ms. Preusse has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In addition, Ms. Almodovar and Ms. Preusse are each expected to enter into an indemnification agreement with Realty Income, the form of which is attached as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission on February 23, 2021.

First Amendment to Incentive Award Plan

Effective as of the consummation of the Mergers, the Board adopted the First Amendment (the “First Amendment”) to the Incentive Award Plan. The First Amendment provides that the number of shares which remained available for issuance under the VEREIT, Inc. 2021 Equity Incentive Plan immediately prior to the closing of the Mergers (as adjusted by the Exchange Ratio) may be used for awards of Realty Income Common Stock under the Incentive Award Plan and will not reduce the shares authorized for grant under the Incentive Award Plan, to the extent that awards using such shares (i) are permitted without stockholder approval under applicable stock exchange rules, (ii) are made only to VEREIT service providers or individuals who become Realty Income service providers following the date of the consummation of the Mergers, and (iii) are only granted under the Incentive Award Plan during the period commencing on the date of the consummation of the Mergers and ending on June 2, 2031.

The foregoing description of the First Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to such First Amendment, a copy of which is included herewith as Exhibit 10.1.

Termination of VEREIT Non-Executive Director Stock Plan, 2011 Equity Incentive Plan and 2021 Equity Incentive Plan

In connection with the Mergers, effective as of the consummation of the Mergers, the Board terminated each of the American Realty Capital Properties, Inc. Non-Executive Director Stock Plan, the American Realty Capital Properties, Inc. Equity Plan and the VEREIT, Inc. 2021 Equity Incentive Plan.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2021, Realty Income and VEREIT issued a joint press release announcing that the Mergers were consummated. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing information in this Item 7.01, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of VEREIT and VEREIT OP as of December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020 are incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Realty Income on June 4, 2021.

The unaudited condensed consolidated interim financial statements of VEREIT and VEREIT OP as of September 30, 2021 and for the three and nine-month period ended September 30, 2021 and 2020 will be filed as an exhibit to an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine-month period ended September 30, 2021 and as of and for the year ended December 31, 2020, giving effect to the Mergers and the transactions contemplated by the Merger Agreement, will be filed as an exhibit to an amendment to this Current Report on Form 8-K within 71 days of the date hereof.

(d)           Exhibits.

Exhibit No	Description
2.1	Agreement and Plan of Merger, dated April 29, 2021, by and among Realty Income Corporation, Rams MD Acquisition Sub I, Inc., Rams Acquisition Sub II, LLC, VEREIT, Inc. and VEREIT Operating Partnership, L.P. (incorporated by reference herein to Exhibit 2.1 to Realty Income’s Current Report on Form 8-K previously filed on April 30, 2021).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated June 25, 2021, by and among Realty Income Corporation, Rams MD Acquisition Sub I, Inc., Rams Acquisition Sub II, LLC, VEREIT, Inc. and VEREIT Operating Partnership, L.P. (incorporated by reference herein to Exhibit 2.1 to Realty Income’s Current Report on Form 8-K previously filed on June 25, 2021).
4.1	Indenture, dated as of February 6, 2014, among ARC Properties Operating Partnership, L.P., Clark Acquisition, LLC, the guarantors named therein and U.S. Bank National Association, as trustee (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on February 7, 2014).
4.2	Officers’ Certificate, dated as of February 6, 2014 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on February 7, 2014).
4.3	First Supplemental Indenture, dated as of February 9, 2015, by and among ARC Properties Operating Partnership, L.P., American Realty Capital Properties, Inc. and U.S. Bank National Association (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on February 13, 2015).
4.4	Officer’s Certificate, dated as of June 2, 2016 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on June 3, 2016).
4.5	Officers’ Certificate, dated as of August 11, 2017 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on August 11, 2017).
4.6	Officer’s Certificate, dated as of October 16, 2018 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on October 16, 2018).
4.7	Officer’s Certificate, dated as of December 4, 2019 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on December 4, 2019).
4.8	Officer’s Certificate, dated as of June 29, 2020 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on June 29, 2020).
4.9	Officer’s Certificate, dated as of November 17, 2020 (Incorporated by reference to the VEREIT Inc. Current Report on Form 8-K (File No. 001-35263), filed with the SEC on November 17, 2020).
4.10	Second Supplemental Indenture, dated as of November 1, 2021, by an among Rams MD Subsidiary I, Inc., VEREIT Operating Partnership, L.P., VEREIT, Inc. and U.S. Bank National Association, as trustee.
10.1	First Amendment to the Realty Income Corporation 2021 Incentive Award Plan.
99.1	Joint Press Release, dated November 1, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	November 1, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary